UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                  MARCH 7, 2001



                         LASER MORTGAGE MANAGEMENT, INC.
             (Exact Name of Registrant as Specified in its Charter)



        MARYLAND                      001-13563                     22-3535916
(State or Other Jurisdiction of      (Commission                  (IRS Employer
     Incorporation)                   File Number)                   ID Number)

       65 EAST 55TH STREET, NEW YORK, NEW YORK                       10022
       (Address of principal executive offices)                    (Zip Code)


   Registrant's Telephone Number, including area code:            212-758-6200


                                      N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On March 7, 2001, the Registrant announced that its Board of Directors unanimously has authorized the Registrant's management and the Registrant's legal counsel to prepare a plan of liquidation and has authorized management to engage a financial advisor concurrently to consider a sale or merger of the Registrant as an alternative to liquidation.

     The complete text of the Registrant's press release dated March 7, 2001 is set forth as Exhibit 99.1

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements

         None.

(b) Pro Forma Financial Statements

         None.

(c) Exhibits

         99.1     Press Release, dated March 7, 2001

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      LASER MORTGAGE MANAGEMENT, INC.

                                      By: /S/ WILLIAM J. MICHAELCHECK
                                         ---------------------------------------
                                          Name:   William J. Michaelcheck
                                          Title:  President

Dated: March 7, 2001

                                  EXHIBIT INDEX

EXHIBIT                  DESCRIPTION

99.1                     Press Release, dated March 7, 2001